EXHIBIT 10.1
The CATO Corporation
January 4, 2022
Charles Knight
20 Baldwin Drive
New Providence, NJ 07974
Dear Chuck:
We

are

very

pleased

to

offer

you

the

position

of

Executive

Vice

President,

Chief

Financial

Officer for
The

Cato

Corporation. You

will

be

based

in

our

corporate

offices

ln

Charlotte,

NC

and

you

will report
to John

Cato, Chairman, President and

Chief Executive Officer.

Your start date will

be January
17, 2022.

This will

constitute “at-will”

employment, and

the offer

is extended

on the

following
terms:
Salary:
Your

starting

monthly

salary

will

be

$33,333.33

per

month,
which equates to an

annual salary of

$400,000. You will be paid
on the

last day of

the

month

for that

month.
Performance Bonus:
You will

be

eligible for

a

discretionary performance bonus potential of
up
to

60%

of

your

salary,

beginning

ln

April

2023.

The
performance bonus

will be

based

on

company

and individual
performance

for fiscal

2022.

Bonus

parameters

may change
from year

to year.
Performance Review:
The performance

review process

is

conducted the

first quarter

of
the

fiscal

year

for

the

previous

year.

Merit

increases

will

be
considered

each

year

as

a

result

of

meeting

corporate

and
individual objectives. You

will be eligible for a

merit increase for
your

performance

in

fiscal year

2022 with

an

effective

date

of

May
1, 2023.
Restricted Stock:
You

will

be

eligible

for

a

non-prorated

annual

LTl

award

of
Restricted Stock

of

up

to

60%

of

your

salary

effective

May

1,

2022,
subject

to

Plan

guidelines and approval by

the Compensation
Committee

of

the

Board of Directors.

All

awards are

subject to

5-
year

vesting

from

the

date

of grant

with

33% of

the

shares

vesting
at

the

end

of

the

third

year, 33%

of the

shares

vesting at

the

end

of
the

fourth

year, and

34%

of

the

shares vesting

at

the

end

of

the

fifth
year.

The

Company

also

reserves

the

right

to

change

Plan
guidelines.
Other Benefits:
The Cato Corporation

offers an excellent benefit

program for its
associates,

including,

among

other

things,

the

following:

(a)
comprehensive medical

and dental plans;

(b) a 401(k)

plan with
company

matching;

(c)

an

Employee

Stock

Purchase

Plan;

(d)

life
and

accidental

death

insurance;

(e)

short-term

and

long-term
disability

programs;

(f)

paid

time

off;

and

(g)

9

annual

paid

holidays.

In

addition,

Cato

has

agreed

to

reimburse

you
for

your

COBRA

premiums

(in

an

amount

equal

to

what
the

Company

would

pay

for

the

Company’s

health

and
dental
coverage)

until

you

are

eligible

to

join

the
company’s
health

and

dental

insurance.

Enclosed is
a
summary

of

benefits

that

includes

details

regarding

eligibility.

Should
you have

any questions about any of

our
benefit

plans,
please

contact

Beth

Morgan

(our

Benefits

Manager)

at

(704)
551-7250. Cato reserves the

right to change or

discontinue any
company benefit in the future.
Relocation:
You

will be

required to

relocate to

Charlotte, NC

no later

than
April 1, 2022. Cato

will pay up to

$40,000 to move

you and your
household possessions to

the Charlotte

area, as

well as

up to
60 days of temporary housing. In addition, Cato will pay a one-
time

relocation

allowance

of

$30,000

upon

establishing

your
primary residency

in the

Charlotte area.

However,

if within

the
first 24

months after

joining the

company you

decide to

resign
from

the

Company,

you

agree

to

immediately

re-pay

the
$30,000

relocation

allowance

in

full,

as

well

as

all

costs
associated

with

your

move

and

temporary

housing.

All
relocation

expenses

paid

and

reimbursed

by

The

Cato
Corporation are subject to

taxes.
This

offer

is

subject

to

satisfactory

reference

checks,

background

screening,

and

pre-
employment drug

screening.

Furthermore, you

must

provide

appropriate work

authorization
and, in compliance

with federal

law,

complete

an Employment

Verification

Form 1-9

and
present proof of

identity and employment eligibility no

later than

3 days

after your start date.
This offer

is also

specifically conditioned upon

you signing and

returning the

enclosed Mutual
Dispute Resolution Agreement (the "Agreement"). If you

fail to sign and deliver this Agreement
this offer of employment is void.
Chuck, we are very excited

about the future at The Cato Corporation, and we look forward to you

joining

us.

We

will

rely on

you

to work

with

us

in

a

collaborative and

professional
manner to help us ensure our future

success.
Please sign this original and return it

to me signifying your acceptance of these terms

as soon
as possible.

A copy is also enclosed for your records.

Please contact me at (704) 551-7654 if
you have any questions or need assistance in any way.
/s/

1/4/2022

/s/

1/4/2022

John Cato

Charles Knight

Chairman, President
& Chief Executive Officer